UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2018

Unimin Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-224228	13-2656671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

258 Elm Street, New Canaan, Connecticut	06840
(Address of principal executive offices)	(Zip Code)

Telephone: (203) 966-8880

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Unimin Corporation (the “Company” or “Unimin”) intends to provide supplemental information as part of a lender presentation that will be made available to a group of banks, financial institutions and other entities on May 8, 2018 in connection with the Company’s proposed merger (the “merger”) with Fairmount Santrol Holdings Inc. (“Fairmount Santrol”).

Preliminary Financial and Operating Results (unaudited)

Financial Data:	Three Months Ended March 31,
	2018		2017
	Low	High	Low	High
	(in thousands, except share and per share data)
Revenue	$414,000	$414,000	$323,000	$323,000
Cost of goods sold (excludes depreciation, depletion and amortization)	289,000	287,000	244,500	242,500
Selling, general and administrative expenses	28,500	29,500	25,000	24,000
Depreciation, depletion and amortization expense	29,400	29,400	27,000	26,000
Other operating expense, net	—	—	1,000	1,100

Income from operations	67,100	68,100	25,500	29,900
Interest expense, net	5,200	5,100	5,250	5,400
Other expense, net	5,300	5,300	—	—

Income from continuing operations before income taxes	56,600	57,700	20,250	24,500
Income tax expense	11,000	9,000	6,000	5,000

	$45,600	$48,700	$14,250	$19,500

Operating Data:	Three Months Ended March 31,
	2018		2017
Energy	(in thousands, except per ton data)
Total tons sold	2,976		2,462
Revenue	$207,400		$130,200
Industrial
Total tons sold	2,971		2,968
Revenue	$162,100		$157,100
HPQ
Total tons sold	27		26
Revenue	$44,500		$35,700

The financial and operating information presented above is based upon information available to the Company as of the date of this Current Report on Form 8-K and is not a comprehensive statement of the Company’s financial and operating results for such period. The consolidated financial statements of the Company for its fiscal quarter ended March 31, 2018 are not yet available. Accordingly, the financial results included in the lender presentation and presented above are preliminary and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of its consolidated financial statements. As a result, these preliminary financial results may differ from the actual results that will be reflected in its consolidated financial statements for the quarter ended March 31, 2018 when they are completed and publicly disclosed. These preliminary results may change and those changes may be material.

The Company’s expectations with respect to its financial results included in the lender presentation and presented above are based upon management estimates and are the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them.

Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and certain external users of Unimin’s financial statements in evaluating its operating performance. Unimin defines EBITDA as net income before interest expense, income tax expense (benefit) and depreciation, depletion and amortization. Adjusted EBITDA is defined as EBITDA before non-cash impairment of assets and certain non-operational income and expenses including restructuring charges.

Management of Unimin believes EBITDA and Adjusted EBITDA are useful because they allow Unimin management to more effectively evaluate its normalized operations from period to period as well as provide an indication of cash flow generation from operations before investing or financing activities. Accordingly, EBITDA and Adjusted EBITDA do not take into consideration Unimin’s financing methods, capital structure or capital expenditure needs. Adjusted EBITDA excludes certain non-operational income and/or costs, the removal of which improves comparability of operating results across reporting periods. However, EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with U.S. GAAP as indicators of Unimin’s operating performance. Certain items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA or Adjusted EBITDA.

Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Adjusted EBITDA contains certain other limitations, including the failure to reflect Unimin’s cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain non-operational charges. Management compensates for these limitations by relying primarily on Unimin’s U.S. GAAP results and by using Adjusted EBITDA only as a supplement.

Although Unimin attempts to determine EBITDA and Adjusted EBITDA in a manner that is consistent with other companies in its industry, Unimin’s computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies due to potential inconsistencies in the methods of calculation. Unimin believes that EBITDA and Adjusted EBITDA are widely followed measures of operating performance.

The following table sets forth a reconciliation of net income (loss), the most directly comparable U.S. GAAP financial measure, to EBITDA and Adjusted EBITDA:

	Three Months Ended March 31,
	2018		2017
	Low	High	Low	High
	(in thousands)
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA
Net income	$45,600	$48,700	$14,250	$19,500
Interest expense, net	5,200	5,100	5,250	5,400
Income tax expense	11,000	9,000	6,000	5,000
Depreciation, depletion, and amortization expense	29,400	29,400	27,000	26,000

EBITDA	91,200	92,200	52,500	55,900
Non-recurring items	5,300	5,300	—	—
HPQ carve-out	(12,500)	(12,800)	(7,000)	(7,500)

Adjusted EBITDA	$84,000	$84,700	$45,500	$48,400

Forward-looking Statements

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those anticipated or implied in forward looking statements are described in the Company’s registration statement on Form S-4 (File No. 333-224228), as amended, initially filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2018 and declared effective by the SEC on April 26, 2018. Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the Company’s merger with Fairmount Santrol not being timely completed, if completed at all; if the merger is completed, the impact of any undertakings required by the parties in order to obtain regulatory approvals; prior to the completion of the merger, Unimin’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; future regulatory or legislative actions that could adversely affect Unimin’s business; and potential inability to successfully implement integration strategies. While Unimin may elect to update forward-looking statements at some point in the future, Unimin specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unimin Corporation

Dated: May 8, 2018	By:	/s/ Campbell J. Jones
Name: Campbell J. Jones
Title: President and Chief Executive Officer